

CGuard EPS Carotid Stent Platform for Sustained Embolic Protection

INSPIREMD

Nasdaq: NSPR

Disclaimers

Forward Looking Statement

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. For example, the Company is using forward-looking statements when it discusses the potential commercialization and market opportunities for its products and product candidates, its cash runway, and its anticipated future milestone Company events. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payors for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward- looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Investment Highlights : Poised to Transform the Carotid Intervention Market

CGuard EPS Stent Platform Utilizing Proprietary MicroNet™ Technology

Highly differentiated platform for treatment of carotid artery disease and stroke prevention

Unmatched Clinical Outcomes (Short- and Long-Term)

Ten clinical trials completed with >**2,000** patients presented or published including US IDE trial

Deep Pipeline and Strategic Roadmap

MicroNet™ technology pipeline; SwitchGuard NPS for TCAR; acute stroke with tandem lesions

CMS Coverage Expanded to Include Standard Risk and Asymptomatic Reimbursement

Enables stent-first approach to carotid revascularization

Regulatory Efforts Advancing Toward US Approval

FDA approval of CGuard Prime anticipated in **H1 2025**

Significant Market Potential

Current treated market: **$1.3 Billion** (patients treated with CEA + CAS globally), with significant growth potential from demographic trends and increased screening and diagnosis

Expanding Commercial Footprint

Double-digit market share in >**30** served countries (>30% in Italy)

Over **50,000** stents sold to date

Transformational May 2023 financing up to $113.6 million provides runway through potential US approval of CGuard Prime EPS and other value-creating milestones

Cardiovascular Procedures: The Endovascular Revolution is Nearly Complete

CEREBRAL ANEURYSMS

30% Surgical[1]


70% Endo[1]

CORONARY ARTERY DISEASE

23% Surgical[2]


77% Endo[2]

THORACIC/ABDOMINAL AORTIC ANEURYSMS

35% Surgical[3]


65% Endo[3]

PERIPHERAL ARTERIAL DISEASE

19% Surgical[4]


81% Endo[4]

Already have been converted to endovascular-first procedures

CAROTID ARTERY DISEASE[5]

AWAITING CONVERSION TO ENDO


Surgical
Endo

Market potential for open to endo conversion

[1] Bekelis K, Gottlieb DJ, Su Y, et al. Comparison of clipping and coiling in elderly patients with unruptured cerebral aneurysms. J Neurosurg. 2017;126(3):811–818
[2] Culler SD, Kugelmass AD, Brown PP, , et al. Trends in Coronary Revascularization Procedures Among Medicare Beneficiaries Between 2008 and 2012. Circulation. 2015;131(4):362-70
[3] Beck AW, Sedrakyan A, Mao J, et al. Variations in Abdominal Aortic Aneurysm Care: A Report From the International Consortium of Vascular Registries. Circulation. 2016;134(24):1948-1958
[4] Guez, D., Hansberry, D. R., Gonsalves, C. F., Eschelman, D. J., Parker, L., Rao, V. M., & Levin, D. C. Recent Trends in Endovascular and Surgical Treatment of Peripheral Arterial Disease in the Medicare Population. AJR Am J Roentgenol. 2020 May;214(5):962-966.
[5] Procedures For Selected Nations, 2017 – 2025 presented to InspireMD, Inc. by Health Research International Personal Medical Systems, Inc. Sept. 13, 2021

Potential Multi-Billion Dollar Market Opportunity

MicroNet™ covered CGuard™ stent platform could become the new gold standard

Carotid procedures today are primarily surgical



Stents (TCAR)
Surgery (CEA)
Stents (CAS)

Carotid procedures tomorrow could be mostly minimally invasive with CGuard™



Surgery (CEA)
Stents (TCAR)
Stents (CAS)

- **Current Treated Global Market:** [1]
  → **$1.3 billion**
  407K Global procedures (CEA/CAS/TCAR) to treat HGCS (High Grade Carotid Stenosis)
- **Current Treated U.S. Market:**
  → **$809 million**
  155K procedures to treat HGCS
- **Current Untreated Global Market:**
  → **$8 billion**
  ~2.8 million people diagnosed with HGCS (Untreated)
- **Standard Risk and Asymptomatic reimbursement (US) increases CAS potential**, expected to increase screening and diagnosis

1. 2021 Health Research International Market Report; internal estimates

☐ = InspireMD focus areas

Long-Term Stent Performance is the Cornerstone of Our Focus

Delivery Platform Agnostic


CGuard EPS
TCAR
CAS
Tandem
Stroke

- ✓ Well-positioned to capitalize on the ongoing **paradigm shift toward a "stent first" approach** and away from surgery
- ✓ **Agnostic to stent delivery approach** (TCAR vs. CAS)

PROBLEM: Approximately 2/3 of neurovascular events (stroke, TIA) occur after the carotid surgery procedure takes place[2]. How to preserve the flexibility of an open-celled stent while building in embolic protection?

OUR SOLUTION: The CGuard EPS

The only stent platform available with our patented MicroNet mesh technology





Interior Component:
Open-Cell Nitinol stent
(92 µm and 125 µm)

Exterior Component :
Closed-cell PET
(Polyethylene terephthalate)
25 µm

Mesh Cell Size: **165 µm**



1. Cano et al. Rev Bras Cardiol Invasiva 2013; 21(2): 159-64. 2. Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007.,

OUR SOLUTION: CGuard™ Stent with Proprietary MicroNet™ Technology[1]

Mesh-covered stent offers superior plaque coverage when compared to conventional stents




Protruding
plaque/thrombus
between struts

VS.




MicroNet™ sealing plaque/
thrombus against vessel wall

Conventional Open Cell Stent (1st GEN):
Larger cell sizes allow increased plaque protrusion risk

CGuard Stent System (2nd GEN):
Stents are covered in MicroNet to minimize plaque prolapse

An Embolic Prevention System (EPS) for Ultimate Thrombus Protection

MicroNet captures and locks thrombus & plaque materials against the arterial wall, deterring debris from entering the bloodstream while also acting as a mechanical barrier to prevent plaque protrusion

[1] Tomoyuki Umemoto, MD. Optical coherence tomography assessment of new generation mesh-covered stents after carotid stenting. Eurointerventional 2017;1348-1355 (published online)

Image: Prof. Valdés Chávarri

Stent Cell Sizes



CGuard™



RoadSaver™



ACCULINK™



WallStent™

* Bench test results may not necessarily be indicative of clinical performance.
Stent images approximately at scale but not exact


*165µ
375µ
500µ
1050µ
Closed cell stent
1900µ
Open cell stent

* Average in lesion at expanded state


Area Comparison (mm²)
CGuard
RoadSaver
Gore
Close Cell Stent
Open cell stent

A Picture is Worth a Thousand Words…



Surgical Endarterectomy

VS



90% occlusion



CGuard Stent

Stenting

Unmatched Foundational Data and Evidence

PMA Trial Design (C-GUARDIANS)

Prospective, multicenter international single-arm clinical trial

- **Pivotal study objective:** to evaluate the safety and efficacy of the CGuard™ Carotid Stent System in the treatment of carotid artery stenosis
  - **Primary Endpoint: Composite of DSMI through 30 days or ipsilateral stroke 31 - 365 days post-index procedure.** Calculation will be the composite of the following: incidence of the following major adverse events: death (all- cause mortality), all stroke, and myocardial infarction (DSMI) through 30-days post-index procedure, based on the clinical events or ipsilateral stroke from 31-365-day follow-up, based on CEC adjudication. The rate will be compared to a performance goal of 11.6% developed from published CAS literature.
  - In European independent clinical studies peer-review* published data of **1,104 patients** followed for one year - **1.99%**
- **Chris Metzger, M.D.** (Ballad Health) and **Piotr Musialek, M.D.** (John Paul II Hospital, Krakow, Poland): Principal Investigators
- **316 Patients – Enrollment completed (23 months)**
- **24 Centers** (19 in the United States and 5 in Europe)

* Schofer, J. et al. JACC Cardiovasc. Interv. 2015; Speziale, F. et al. EuroIntervention. 2018; Sirignano, P et al. Cardiovascular Interv. 2020; Musialek et al. EuroIntervention. 2020; Karpenko, A. et al. JACC Cardiovasc. Interv. 2021.

* 2021 Health Research International Market Report; internal estimates

C-GUARDIANS: 30-Day Safety Outcomes

30-Day Death/Stroke/MI (DSMI) rates, compared to other carotid trials

CGUARDIANS 30-day outcomes

	Intention to Treat	Per Protocol[1,2]
30-day DSMI	0.95% (3)	0.63% (2)
Death	0.32% (1)	0.0% (0)
Stroke	0.95% (3)	0.63% (2)
MI	0.00% (0)	0.0% (0)

30-day DSMI (multiple FDA trials)



4.80%
8.30%
5.40%
5.80%
2.30%
5.80%
5.10%
3.50%
0.95%
Cordis
Abbott
Medtronic
Boston Scientific
Abbott
Abbott
SILKROAD MEDICAL
INSPIREMD
SAPPHIRE
ARCHeR
MAVERIC
BEACH
PROTECT
CREST- CAS (Standard Risk)
CREST- CEA (Standard Risk)
ROADSTER
C-GUARDIANS

- **Demonstrates the lowest 30-day DSMI rates of any FDA approval/clearance trial of CAS or TCAR**
- **Trial includes independent event adjudication**
- **0.95% event rate consistent with 1.03% 30-day event rate from >1350 patients in peer-reviewed, published studies of real-world use, supporting the CGuard Stent as a front-line therapeutic option for carotid revascularization**

INSPIREMD

1) Kaplan-Meier estimate for all 1-year endpoints
2) Per Protocol Analysis excludes 15 patients with Major Protocol Deviations

Yadav JS, et al, N Engl J Med 2004;351:1493-501. Gray WA, et al, J Vasc Surg. 2006 Aug;44(2):258-68. Higashida RT, et al, Stroke. 2010 Feb;41(2):e102-9. White CJ, et al, CCI 2006 Apr;67(4):503-12. Iyer SS, et al, J Am Coll Cardiol. 2008 Jan 29;51(4):427-34. Matsumura JS, et al, J Vasc Surg. 2012 Apr;55(4):968-976.e5. SSED Premarket Approval Application (PMA) Number: P040012/SO34. Kwolek CJ, et al, J Vasc Surg. 2015 Nov;62(5):1227-34.

C-GUARDIANS: 1-Year Safety and Effectiveness Outcomes

Composite event rate of 30-Day Death/Stroke/MI (DSMI) or Ipsilateral stroke between days 31-365

CGUARDIANS 1-Year outcomes

	Intention to Treat	Per Protocol[1,2]
Primary Endpoint: 30-day Death, Stroke, or MI + Ipsilateral Stroke between 31 and 365 days	1.95% (6)	1.70% (5)
Target Lesion Revascularization (TLR) through 365 days.	0.98% (3)	1.01% (3)

30-day DSMI or Ipsilateral Stroke to 1-Year



12.20%
9.60%
5.90%
8.90%
3.40%
7.10%
6.60%
1.95%
Cordis
SAPPHIRE*
Abbott
ARCHeR
Medtronic
MAVERIC
Boston Scientific
BEACH
Abbott
PROTECT
Abbott
CREST CAS (Standard Risk)
CREST CEA (Standard Risk)
INSPIREMD
C-GUARDIANS

- **Demonstrates the lowest primary endpoint event rates of any FDA approval/clearance trial for CAS**
- **Trial includes independent event adjudication**
- **1.95% event rate consistent with 1.99% 1-year event rate from >1100 patients in peer-reviewed, published studies of real world use, supporting the CGuard Stent as a front-line therapeutic option for carotid revascularization**

INSPIREMD

1) Kaplan-Meier estimate for all 1-year endpoints
2) Per Protocol Analysis excludes 15 patients with Major Protocol Deviations
* SAPPHIRE one-year primary endpoint also included Death/MI from 31-365 days

Yadav JS, et al, N Engl J Med 2004;351:1493-501. Gray WA, et al, J Vasc Surg. 2006 Aug;44(2):258-68. Higashida RT, et al, Stroke. 2010 Feb;41(2):e102-9. White CJ, et al, CCI 2006 Apr;67(4):503-12. Iyer SS, et al, J Am Coll Cardiol. 2008 Jan 29;51(4):427-34. Matsumura JS, et al, J Vasc Surg. 2012 Apr;55(4):968-976.e5. SSED Premarket Approval Application (PMA) Number: P040012/S034. Kwolek CJ, et al, J Vasc Surg. 2015 Nov;62(5):1227-34.

Safety Comparison: InspireMD vs. Silk Road vs. Contego Medical

30-day Major Adverse Events (DSMI) with independent adjudication.

	INSPIREMD	SILKROAD MEDICAL®	Contego Medical
	C-GUARDIANS U.S. Pivotal Trial	ROADSTER U.S. Pivotal Trial	PERFORMANCE II U.S. Pivotal Trial
	Intent to Treat (n=316)	Intent to Treat (n=141)	Intent to Treat (n=305)
Death, Stroke, or MI	0.95%	3.5%	2.30% *
Death	0.32%	1.4%	0.33%
Any Stroke	0.95%	1.4%	1.31%
Myocardial Infarction	0.00%	0.7%	0.66%

- PERFORMANCE II 2.30% DSMI on par with NAV6 FDA clinical study (PROTECT) published results in 2011
- 80% of PERFORMANCE II cases were done with NAV6 EPD

Kwolek CJ, et al. Results of the ROADSTER multicenter trial of transcarotid stenting with dynamic flow reversal. J Vasc Surg. 2015 Nov;62(5):1227-34.
A Multicenter Trial Evaluation of the Neuroguard Carotid Artery Stent System With Integrated Embolic Protection: 30-Day and 1-year Outcomes of PERFORMANCE II. Presentation by Gray WA at VIVA, Nov 2, 2023.

CARMEN Meta-Analysis (112 Studies, 68K Patients)[1]

- Improvements from second-generation stents (SGS) relative to first-generation stents (FGS), but important differences exist amongst the SGS
- CGuard's MicroNet **drives improvement both in event reduction** (due to improved scaffolding) and **restenosis reduction** (due to less metal burden)

30-day and 12-month event rates by stent type (random-effect model)

Event	FGS	SGS	Terumo RoadSaver/ Casper	Gore (not marketed)	INSPIREMD CGuard
30-day Stroke [%] (95% CI)	3.01 (2.63-3.38)	0.60 (0.28-0.92)	0.50 (0.0-1.15)	2.89 (1.03-4.76)	0.54 (0.17-0.92)
30-day Death / Stroke / MI [%] (95% CI)	4.11 (3.65-4.56)	1.30 (0.64-1.96)	1.33 (0.0-2.66)	4.82 (2.44-7.2)	1.08 (0.55-1.60)
12-month Ipsilateral Stroke [%] (95% CI)	3.51 (2.52-4.50)	0.7 (0.0-1.47)	0.26 (0.0-1.27)	3.1 (1.11-5.1)	0.38 (0.0-0.9)
12-month Restenosis [%] (95% CI)	3.97 (0.28-5.14)	3.38 (1.39-5.37)	7.16 (4.45-9.86)	4.83 (2.36-7.29)	0.34 (0.0-0.82)
12-month Ipsilateral Stroke / Restenosis [%] (95% CI)	8.15 (6.34-9.93)	5.12 (2.14-8.10)	7.86 (5.04-10.68)	7.93 (4.82-11.04)	0.73 (0.0-1.44)

1) Clinical Outcomes of Second- versus First-Generation Carotid Stents: A Systematic Review and Meta-Analysis, J. Clin. Med. 2022, 11

Randomized DW-MRI Study Comparing CGuard and Acculink Demonstrates the Neuroprotective Effect of MicroNet™


CENTRAL ILLUSTRATION Cerebral Embolic Lesions With Conventional Versus MicroNet-Covered Stent for Carotid Artery Revascularization (N = 100)
Randomized Controlled Study of MicroNet-Covered versus Noncovered Carotid Artery Stent
Individual Lesion Volume (mm)
10,000
1,000
100
10
0
20
40
60
80
Lesion Number
Acculink
CGuard
Karpenko, A. et al. J Am Coll Cardiol Intv. 2021;14(21):2377-2387.


FIGURE 3 The Magnitude of Peri-CAS Ipsilateral Cerebral Lesion Load With the 2 Study Stents by DW-MRI
A
Average lesion volume - per patient (mm³)
p=0.017
Acculink
CGuard
B
Average total volume of lesion(s) - per patient (mm³)
p=0.007
Acculink
CGuard
C
Average lesion volume - per lesion (mm³)
p=0.038
Acculink
CGuard
(A) Average lesion volume (95% CI) in lesion-affected patients (the primary study endpoint). Diamond size difference reflects the magnitude of the volume difference. (B) Per-patient total lesion volume (sum of individual lesion volumes; average, 95% CI) in lesion-affected patients. Diamond size difference reflects the magnitude of the volume difference. (C) Average lesion volume (average, 95% CI) in the study groups on a per-lesion basis. Diamond size difference reflects the magnitude of the volume difference.

DW-MRI number of cerebral lesions: 45 with CGuard vs 82 with Acculink (p= 0.03)
DW-MRI total volume of cerebral lesions: 18,212 mm^3 with CGuard vs 3,930 mm^3 with Acculink

Filters with Macroscopic debris: 4% with CGuard vs 32% with Acculink
(0) strokes with CGuard vs (2) Ipsilateral strokes with Acculink at 30-days

Karpenko A et al. Randomized Controlled Trial of Conventional Versus MicroNet-Covered Stent in Carotid Artery Revascularization, JACC: Cardiovascular Interventions, 2021: 14 (21), 2377-2387

TCAR

Transcarotid Arterial Revascularization (TCAR): Direct Carotid Access with Reverse Flow



InspireMD combines SwitchGuard NPS with Best-in-Class CGuard Implant

1. Transient flow reversal combined with sustained embolic prevention in transcervical revascularization of symptomatic and highly-emboligenic carotid stenoses for optimized endovascular lumen reconstruction and improved peri- and post-procedural outcomes, Advances in Interventional Cardiology 2020;16, 4 (62):495-506

SwitchGuard NPS (TCAR)



80CM
CGUARD PRIME


INSPIREMD
V
A

SWITCH GUARD

TCAR Market Opportunity

>2,800 TCAR-trained physicians in the U.S.[1]

>25,000 TCAR procedures ($177M) performed in the U.S. in 2023, double-digit growth projected[1,2]

InspireMD's CGUARDIANS II TCAR trial anticipated to commence H2 2024; Potential clearance in H1 2026

[1] SILK reporting
[2] Piper-Sandler model, 11/8/23

The Promise of TCAR with CGuard

DW MRI study of recently symptomatic patients- Professor Nacho Leal at LINC 2024

- **"Transcarotid Flow Reversal and MicroNET Covered Stent for Carotid Revascularization in Recently Symptomatic Patients: A DW MRI-Based Prospective Evaluation"**
  - 15 **recently-symptomatic** (<14 days) patients were treated with CGuard using flow-reversal (TCAR)
  - All stents remained patent with no major adverse events through 30 days (**0% TLR, MAE**)
  - Post-procedural DW MRI lesion found in only one patient (6.7%); complete resolution in follow-up imaging at 30 days

- **Conclusions:**
  - **(TCAR) combined with a MicroNET stent** performed within 14 days of symptom onset could carry a **remarkably low incidence of new ischemic brain infarcts detected by DW MRI studies**."
  - …**may improve the safety of CAS, and has the potential to produce results at least comparable to that of carotid endarterectomy**"


Conclusions
Universidad de Navarra
IN THIS DATASET, the combination of
TRANSCAROTID ACCESS and FLOW REVERSAL with CGUARD stent
For carotid revascularization WITHIN 14 DAYS OF SYMPTOM ONSET, carried a
remarkably LOW INCIDENCE (6.66 %) of
NEW POSTOPERATIVE ISCHAEMIC BRAIN LESIONS in the DW – MRI EVALUATION
SPEAKERS'

INSPIREMD

Corporate

Roadmap / Milestones

Key Value Drivers

2024

- **FDA PMA** Submission (Module II, III and IV)
- Initiation of **CGUARDIANS II (TCAR)** study
- **Acute Stroke EFS- Tandem Lesions**
- **China** Regulatory Submission
- **CGuard Prime** CE Mark

2025

- **CGuard Prime PMA Approval** for CAS and TCAR
- **U.S. Commercial** Launch
- Build out of U.S. HQ and Production

2026

- **SwitchGuard NPS Approval +** Launch
- Scale US Operations
- Approval China





Commercial Footprint

- Active selling in more than 30 countries
- Over 50,000 systems sold
- Average CAS Market share of 25%



Investigational Device Exemption (IDE) trial enrollment completed Q2 2023; potential PMA approval anticipated H1 2025

Signed agreement with Chinese distributor. Working toward distribution

Exploring expansion opportunities Taiwan, Japan, and Korea

Current Markets

Registration Work Underway

Executive Leadership Team

Deep industry experience and subject matter expertise

			
Marvin Slosman **Chief Executive Officer**	**Shane Gleason** **Chief Commercial Officer**	**Craig Shore** **Chief Financial Officer**	**Andrea Tommosoli** **Chief Operating Officer**
• 30+ years medical device experience, NSPR since 2019 • Previous CEO/President of ITAMAR Medical, Ovalum Vascular, Phormax Medical • Prior experience at JNJ, GE Healthcare and Baxter • BS from University of Alabama, MBA from University of Chicago	• 20+ years cardiovascular medical device experience, NSPR since 2023 • Previous CCO of Nuvaira; VP Sales of TriVascular, Cordis and Surmodics • Prior experience at Abbott and Edwards Lifesciences • BS in Engineering Science and Mechanics from Virginia Tech, MBA from University of Maryland	• 25+ years of international financial management, NSPR since 2010 • Previous CFO of RIT Technologies • Prior experience at GE, Dunn and Bradstreet, Pfizer Pharmaceuticals and Bristol Meyer Squibb • BS in Finance from Penn State, MBA from George Washington University	• 20+ years of medical technology experience, NSPR since 2020 • Previous international leadership experience at Integra LifeSciences, St Jude (Abbott) • BA in Nuclear Engineering from Bologna University, MBA from HEC Paris

Executive Leadership Team (continued)

Deep industry experience and subject matter expertise






Peter Ligotti EVP and General Manager	Dr Patrick Verta EVP Clinical & Medical Affairs	Amir Kohen SVP Finance & HR	Cheryl Tal VP Quality & Regulatory Affairs
• 30+ years medical device experience, joined NSPR 2024 • Previous VP/GM for NuVasive Specialized Orthopedics, SVP/GM Integra LifeSciences • Prior experience at Smith & Nephew • BA in Biology from Syracuse University	• 25+ years medical device experience, NSPR since 2023 • Previous Chief Medical Officer Canary Medical, Sunshine Heart and Neomend; VP Medical Affairs at Edwards Lifesciences • Prior experience at Abbott • MD from Faculte de Medecine de Paris XII, DVM from Ecole Nationale Veterenaire d'Alfort, MS in Biostatistics from Universite de Paris VI	• ~20 years of finance experience, NSPR since 2011 • Prior experience at PwC • BA in Economics, Accounting and Management and MBA from Tel Aviv University, M.A. in Law from Bar-Ilan University	• 20+ years medical device and pharmaceutical experience, NSPR since 2023 • Regulatory Affairs, Quality Assurance and Clinical Affairs experience • Prior leadership roles at Redent Nova, Change Healthcare and New Phase

Scientific Advisory Board (Multidisciplinary KOLs)



Kenneth Rosenfield, M.D.

Interventional Cardiologist

Mass General Brigham



Adnan H. Siddiqui, M.D. Ph.D

Professor, Vice Chairman of the Department of Neurosurgery

UB NS Neurosurgery



Chris Metzger , M.D.

Medical Director

Cardiologist

OhioHealth



Sean Lyden, M.D.

Vascular Surgeon

Cleveland Clinic

Board of Directors

Marvin L. Slosman President and CEO	Mr. Slosman has over 30 years of experience in the medical device industry with focused leadership in commercialization and international market development in both public and privately held companies. He has had senior management roles in a variety of public and privately held companies.	
Paul Stuka Chairman	Mr. Stuka was named to the Board of Directors in August of 2011 and serves as Chairman of the Board of Directors. Mr. Stuka is a Managing Member of Osiris Partners and a 30-year investment industry veteran.	
Michael Berman Director	Mr. Berman is a successful entrepreneur within the medical device industry. He joined Scimed in 1986, leading its marketing activities until its merger with Boston Scientific in 1995. From 1995-2000, he served as President of Boston Scientific/Scimed. Venture partner in RiverVest Ventures	
Thomas Kester Director	Mr. Kester is CFO of Kester Search Group, Inc., a private executive search firm specializing in sales force placement for medical, dental and diagnostic device companies. He spent 28 years at KPMG LLP.	
Gary Roubin, M.D.,Ph.D. Director	Dr. Roubin was named to the board of Directors in October 2020. Dr. Roubin has co-authored more than 280 clinical publications and has contributed to 20 textbooks in the fields of Interventional Cardiology and Vascular Surgery. He was a key contributor in the CREST trial which has validated the use of carotid stents for the treatment of carotid artery stenosis.	
Katie Arnold Director	Ms. Arnold was named to the Board of Directors in May 2021. Ms. Arnold founded and leads SPRIG Consulting, providing the entire spectrum of strategic marketing services to medical companies. Ms. Arnold is currently an adjunct professor at Northwestern University's Kellogg School of Business, where she teaches medical product commercialization and financing.	
David Bonita, MD Board Observer	Dr. Bonita is a General Partner of OrbiMed. Prior to joining OrbiMed, he worked in the healthcare investment banking groups of Morgan Stanley and UBS. Dr. Bonita received his A.B. magna cum laude in Biological Sciences from Harvard University and his joint M.D./M.B.A. from Columbia University where he was elected to the Alpha Omega Alpha Medical Honor Society and Beta Gamma Sigma Business Honor Society.	

Robust Intellectual Property Portfolio

Proprietary platform technology supported by IP

Patent Rights	Issued	Pending
USA	19	6
Rest of World	40	17

InspireMD will continue to strengthen and broaden its patent protection globally to enable future pipeline products

IP Counsel: Kligler and Associates, P.A.

Transformational May 2023 Financing Up To $113.6 Million

To advance the company towards potential US approval and launch of CGuard EPS and other value-creating milestones

- **$42.2 million** upfront funding
- **$71.4 million** tied to the achievement of four milestones (**$17.9 million** each) each expiring upon the earlier of 5 years or 20 trading days following the achievement of the following milestones:
  1. Release of primary and secondary end points related to one year follow up study results from the C-Guardians pivotal trial;
  2. Receipt of Premarket Approval (PMA) from the FDA for the CGuard Prime Carotid Stent System (135 cm);
  3. Receipt of FDA approval for the SwitchGuard trans carotid system and CGuard Prime 80 cm; and
  4. Completion of four quarters of commercial sales of the CGuard in the United States.
- **Strong validation** from leading fundamental healthcare investors, with additional participation by select NSPR Board members.

ROSALIND

MARSHALL WACE

SOLEUS CAPITAL

OrbiMed Healthcare Fund Management

NANTAHALA CAPITAL MANAGEMENT, LLC

VELAN CAPITAL

Summary Financials

June 11, 2024

NASDAQ Capital Markets	NSPR
Stock Price	$2.68
Average 3 Month Volume	34.9K
Shares Outstanding	25.1M
Shares Outstanding with Prefunded Warrants	38.9M
Market Capitalization with Prefunded Warrants	$104.2M
Cash Balance - March 31, 2024	$34.0M
Debt	$0M



INSPIREMD

Nasdaq: NSPR